                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert, L. Frederick Gieg, Jr., Robert E. Hilton, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with an offering by RMI Titanium Company of shares of its common stock.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of February, 1996.


                                               /s/ CRAIG R. ANDERSSON
                                             ------------------------------
                                                   Craig R. Andersson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert, L. Frederick Gieg, Jr., Robert E. Hilton, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with an offering by RMI Titanium Company of shares of its common stock.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of February, 1996.


                                               /s/ NEIL A. ARMSTRONG
                                             ------------------------------
                                                   Neil A. Armstrong

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert, L. Frederick Gieg, Jr., Robert E. Hilton, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with an offering by RMI Titanium Company of shares of its common stock.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of February, 1996.


                                               /s/ DANIEL I. BOOKER
                                             ------------------------------
                                                   Daniel I. Booker

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert, L. Frederick Gieg, Jr., Robert E. Hilton, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with an offering by RMI Titanium Company of shares of its common stock.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of February, 1996.


                                               /s/ RONALD L. GALLATIN
                                             ------------------------------
                                                   Ronald L. Gallatin

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert, L. Frederick Gieg, Jr., Robert E. Hilton, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with an offering by RMI Titanium Company of shares of its common stock.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this      day of
February, 1996.


                                               /s/ CHARLES C. GEDEON
                                             ------------------------------
                                                   Charles C. Gedeon

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert, L. Frederick Gieg, Jr., Robert E. Hilton, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with an offering by RMI Titanium Company of shares of its common stock.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this      day of
February, 1996.


                                               /s/ L. FREDERICK GIEG, JR.
                                             ------------------------------
                                                  L. Frederick Gieg, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert, L. Frederick Gieg, Jr., Robert E. Hilton, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with an offering by RMI Titanium Company of shares of its common stock.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of February, 1996.


                                               /s/ ROBERT M. HERNANDEZ
                                             ------------------------------
                                                   Robert M. Hernandez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert, L. Frederick Gieg, Jr., Robert E. Hilton, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with an offering by RMI Titanium Company of shares of its common stock.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this      day of
February, 1996.


                                               /s/ L. A. VALLI
                                             ------------------------------
                                                   L. A. Valli

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert, L. Frederick Gieg, Jr., Robert E. Hilton, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-3, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with an offering by RMI Titanium Company of shares of its common stock.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of February, 1996.


                                               /s/ WESLEY W. VON SCHACK
                                             ------------------------------
                                                   Wesley W. von Schack

Subscribed and sworn to before me
this 19th day of February, 1996.

/s/ JANET T. KUZORA
---------------------------
Notary Public